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                             CONTRIBUTION AGREEMENT


                          Dated as of _________, 1996,


                                      Among


                            CHATEAU PROPERTIES, INC.,


                              ROC COMMUNITIES, INC.


                                       And


                             CP LIMITED PARTNERSHIP



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

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

1.     Contributor Contribution of Assets; Assumption of Liabilities ........  2
2.     Merger of ROCF into Financing Partnership ............................  2
3.     Transaction Costs ....................................................  3
4.     Closing; Closing Documents and Related Matters .......................  3
5.     Representations and Warranties of Contributor ........................  5
6.     Representations and Warranties of RAC ................................  5
7.     Indemnification for Breach of Representations ........................  5
8.     Number of OP Units ...................................................  6
9.     Authorized Signatories ...............................................  6
10.    Partial Invalidity ...................................................  6
11.    Miscellaneous ........................................................  6


Schedules

1      Properties
2      Management Properties

                             CONTRIBUTION AGREEMENT

            This Contribution Agreement (this "Agreement") made as of the _____ day of ______ 1996, by and between CHATEAU PROPERTIES, INC., a Maryland corporation (the "Company"), ROC COMMUNITIES, INC., a Maryland corporation (the "Contributor"), REDWOOD ACQUISITION CORP., a Maryland corporation ("RAC") and CP LIMITED PARTNERSHIP, a Maryland limited partnership (the "Partnership").

                                    RECITALS

            (a) Contributor (i) owns or holds a ground lessee interest in those manufactured home communities listed in Part A of Schedule 1 hereto (such communities, together with the improvements thereon, that are owned or ground leased by Contributor being referred to herein as the "Contributor Properties"),
(ii) is the sole stockholder of RAC, which owns the manufactured home communities listed in Part B of Schedule 1 hereto (the "RAC Properties"), (iii) is the sole stockholder of ROCF, Inc., a Maryland corporation ("ROCF"), which owns or holds a ground lessee interest in those manufactured home communities listed in Part C of Schedule 1 hereto (such communities, together with the improvements thereon, that are owned or ground leased by ROCF being referred to herein as the "ROCF Properties" and, together with the Contributor Properties and the RAC Properties, the "Properties"), (iv) holds certain other assets, such as leasehold interests, leases, furniture, fixtures and equipment, related to its business (the "Other Assets") and (v) provides property management services in respect of the properties listed in Schedule 2 attached hereto (the "Management Properties") pursuant to certain property management agreements (the "Management Agreements").

            (b) The Company is the sole general partner of the Partnership.

            (c) Contributor, the Company and a merger subsidiary of the Company have entered into an Amended and Restated Agreement and Plan of Merger dated as of September 17, 1996 (the "Merger Agreement").

            (d) At the Effective Time of the Merger, Contributor shall merge with a merger subsidiary of the Company with Contributor being the surviving corporation in such merger, and each issued and outstanding share of capital stock of Contributor will be converted into the right to receive certain shares of common stock of the Company.

            (e) Section 5.15 of the Merger Agreement requires that, immediately following the Effective Time of the Merger, Contributor will contribute the Contributor Properties, the Other Assets and the Management Agreements to the Partnership and take actions related to ROCF, on the terms and subject to the conditions set forth herein.

            (f) Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned thereto in the Merger Agreement.

                                    AGREEMENT

            NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Contributor Contribution of Assets; Assumption of Liabilities. On the terms and subject to the conditions set forth herein, immediately following the Effective Time, the Company shall cause Contributor to contribute to the capital of the Partnership the Contributor Properties, the Other Assets and the Management Agreements and shall cause RAC to contribute the RAC Properties to the Partnership. In exchange for such contributions, Contributor shall receive a general partner interest in the Partnership which shall be expressed as a number of OP Units (as defined in the Partnership Agreement of the Partnership) ("OP Units"), which shall be determined in accordance with Section 8, and Contributor shall be admitted as a co-general partner of the Partnership as contemplated by the Operating Partnership Agreement Amendment to be executed at the Effective Time and which shall be effective immediately thereafter. In addition, the Partnership shall assume and agree to pay when due all liabilities and obligations of Contributor and RAC (the "Assumed Liabilities"), including, without limitation: (i) all liabilities and obligations under any mortgage or other indebtedness; (ii) all liabilities and obligations for ground lease rentals; (iii) all accrued expenses and all accrued real property taxes and assessments; (iv) all liabilities and obligations under any and all contracts, including the Management Agreements (the "Contracts"), to which Contributor is a party or licenses and permits to which Contributor is subject; (v) any and all leases of real property or equipment (the "Leases"); (vi) all transfer taxes and prepayment penalties, if any, due on the contribution contemplated hereby; and
(vii) all other liabilities of Contributor whether contingent or otherwise.

      2. Merger of ROCF into Financing Partnership. On the terms and subject to the conditions set forth herein, the Company shall cause Contributor to cause ROCF to merge with and into a newly organized financing partnership (the "Financing Partnership"), with the Financing Partnership surviving such merger (the "Financing Partnership Merger"). The Financing Partnership will have a newly organized, wholly owned bankruptcy-remote subsidiary of the Company or Contributor as its sole general partner (the "Financing Partnership General Partner"), which shall hold a 1.0% general partner interest in the Financing Partnership, and the Partnership as its sole limited partner, which shall hold a 99% limited partner interest in the Financing Partnership. In exchange for causing the Financing Partnership Merger to occur, Contributor shall receive an additional general partner interest in the Partnership which shall be expressed as a number of OP Units which shall be determined in accordance with Section 8.

      3. Transaction Costs. Except as otherwise specifically set forth herein, all costs and expenses with respect to the transaction contemplated hereby shall be borne by the Partnership.

      4. Closing; Closing Documents and Related Matters. The transaction contemplated by this Agreement shall be consummated immediately following the Effective Time of the Merger (the "Closing"). At the Closing, the Company shall deliver or cause to be done each of the following:

      4.1 The Company shall cause Contributor or RAC (as applicable) to execute and deliver to the Partnership a general warranty deed with regard to each of the Contributor Properties and RAC Properties in form satisfactory to the Partnership conveying to the Partnership good and insurable fee tide to the contributor Properties and the RAC Properties (the "Deed"), with respect to each Property owned in fee by Contributor or RAC, and a general warranty assignment and assumption of ground lease (with estoppels from ground lessors), in form satisfactory to the Partnership, conveying to the Partnership good and insurable leasehold tide to the Property (the "Assignment") with respect to each Contributor Property ground leased by Contributor.

      4.2 The Company shall cause Contributor or RAC (as applicable) to execute and deliver to the Partnership a Bill of Sale conveying to the Partnership all personal property of Contributor and RAC.

      4.3 The Company shall cause Contributor or RAC (as applicable) to execute and deliver to the Partnership and shall cause the Partnership to execute and deliver to the Company, Contributor or RAC (as applicable) an Assignment and Assumption of the Leases, Contracts, Intangible Property and Other Assets.

      4.4 The Company shall cause Contributor or RAC (as applicable) to execute and deliver to the Partnership and shall cause the Partnership to execute and deliver to the Company, Contributor or RAC (as applicable) an Assumption Agreement relating to the Assumed Liabilities.

      4.5 The Company shall cause Contributor or RAC (as applicable) to execute and deliver to the Partnership a FIRPTA Certificate.

      4.6 The Company shall cause Contributor or RAC (as applicable) to transfer to a Partnership bank account designated by the Company all cash held by Contributor and RAC.

      4.7 The Company shall cause Contributor or RAC (as applicable) to execute and deliver to the Partnership state, county and local transfer tax returns.

      4.8 The Company shall cause Contributor or RAC (as applicable) to assign and deliver to the Partnership all tide insurance policies (including the right to receive the proceeds thereunder) currently held by Contributor with respect to the Contributor Properties and the RAC Properties (the "Title Policies").

      4.9 The Company shall cause Contributor or RAC (as applicable) to deliver to the Partnership possession of the Contributor Properties and RAC Properties, subject to the rights of tenants under the Leases.

      4.10 All documents required to effect the organization of the Financing Partnership and the Financing Partnership General Partner, and the Financing Partnership Merger, shall be executed, delivered and filed.

      4.11 An executed amendment to the Partnership Agreement of the Partnership evidencing the admission of Contributor as a co-general partner and the issuance to Contributor of the OP Units as provided herein shall be executed and delivered by the requisite parties.

      4.12 Such other documents or instruments as may be reasonably necessary or appropriate for the completion of the transactions contemplated herein.

      5. Representations and Warranties of Contributor. Contributor makes the following representations and warranties to the Partnership:

      5.1 Contributor is a corporation duly organized and validly existing under the laws of the State of Maryland, and is duly qualified under the laws of each State or Commonwealth in which any of the Properties are located to transact business in such State or Commonwealth, and has been duly authorized by all necessary and appropriate action to enter into this Agreement and to consummate the transaction contemplated herein.

      5.2 Contributor hereby represents and warrants to the Partnership that it now owns good and marketable title to or holds leasehold interests in all of the Contributor Properties and will convey to the Partnership all of the Contributor Properties free and clear of all liens, encumbrances, mortgages, easements, and other matters affecting title other than those matters listed in Schedule B to the Title Policies and any mortgages discharged after the date such policies were issued.

      6. Representations and Warranties of RAC. RAC makes the following representations and warranties to the Partnership:

      6.1 RAC is a corporation duly organized and validly existing under the laws of the State of Maryland, and is duly qualified under the laws of each State or Commonwealth in which any of the RAC Properties are located to transact business in such State or Commonwealth, and has been duly authorized by all necessary and appropriate action to enter into this Agreement and to consummate the transaction contemplated herein.

      6.2 RAC hereby represents and warrants to the Partnership that it now owns all of the RAC Properties and will convey to the Partnership all of the RAC Properties free and clear of all liens, encumbrances, mortgages, easements, and other matters affecting title other than those matters listed in Schedule B to the Title Policies.

      7. Indemnification for Breach of Representations. Contributor and RAC shall indemnify, defend, and hold the Partnership harmless from and against any and all losses, claims, liabilities, judgments and other matters, including but not limited to, reasonable attorney's fees (the "Losses") arising out of or incurred in connection with a breach of any representation, warranty or covenant of Contributor or under Section 5 or 6 of this Agreement.

      8. Number of OP Units. The aggregate number of OP Units to be issued to Contributor, as provided in Section 1 and 2 hereof, shall be equal to the number of shares of Common Stock, par value $.01 per share, of the Company issued to the stockholders of ROC in the Merger, reduced by such number of OP Units, which shall be determined in good faith by the Board of Directors of the Company immediately following the Merger, having a fair market value equal to the value of the 1.0% general partner interest in the Financing Partnership issued to the subsidiary of the Company or Contributor as the case may be, as provided in
Section 2 hereof.

      9. Authorized Signatories. The persons executing this Agreement for and on behalf of the Partnership, Contributor, RAC and the Company each represent that they have the requisite authority to bind the entities on whose behalf they are signing.

      10. Partial Invalidity. If any term, covenant or condition of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

      11. Miscellaneous.

      11.1 This Agreement shall be interpreted and enforced according to the laws of the State of Maryland without regard to the principles of conflicts of law.

      11.2 All headings and sections of this Agreement are inserted for convenience only and do not form part of this Agreement or limit, expand or otherwise alter the meaning of any provisions hereof.

      11.3 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement.

      11.4 The rights and obligations of the Company, Contributor, RAC and the Partnership herein contained shall inure to the benefit of and be binding upon the parties hereto and their respective personal representatives, heirs, successors and assigns.

      11.5 The provisions of this Agreement are intended to be for the sole benefit of the parties hereto and their respective successors and assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third party.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day first written above.

                                        COMPANY:

                                        CHATEAU PROPERTIES, INC.


                                        By:___________________________________
                                            Name:
                                            Title:


                                        CONTRIBUTOR:

                                        ROC COMMUNITIES, INC.


                                        By:___________________________________
                                            Name:
                                            Title:


                                        RAC:

                                        REDWOOD ACQUISITION CORP.


                                        By:___________________________________
                                            Name:
                                            Title:


                                        PARTNERSHIP:

                                        CP LIMITED PARTNERSHIP

                                        By:   Chateau Properties, Inc.,
                                              its General Partner

                                        By:___________________________________
                                            Name:
                                            Title:

                                   Schedule 1
                                   Properties

Part A - Contributor Properties

                                    07/19/96
--------------------------------------------------------------------------------
               PROPERTY
                 NAME                 CLOSEST CITY        ST     #SITES
--------------------------------------------------------------------------------
ROC COMMUNITIES - Unencumber  Assets

 1     100 Oaks                       Birmingham          AL        241
 2     Bermuda Palms                  Palm Springs        CA        186
 3     Butler Creek                   Augusta             GA        172
 4     Camden Point                   Kingland            GA        269
 5     Castlewood Estates             Atlanta             GA        325
 6     Coach Royale                   Boise               ID         93
 7     Colonial Coach                 Atlanta             GA        481
 8     Colony Cove                    Sarasota            FL      2,212
 9     Countryside Village Denver     Denver              CO        344
10     Countryside Village Jackson    Jacksonville        FL        643
11     Countryside Village Longmont   Longmont            CO        310
12     Eastridge                      San Jose            CA        187
13     Foxhall Village                Raleigh             NC        315
14     Foxwood Farms                  Orlando             FL        375
15     Friendly Village               Denver              CO        226
16     La Quinta Ridge                Palm Springs        CA        152
17     Landmark Village               Atlanta             GA        524
18     Leisure World                  Brownsville         TX        179
19     Oak Orchard                    Albion              NY        235
20     Oakwood Forest                 Greensboro          NC        477
21     Pinecrest                      Shreveport          LA        448
22     Pine Lakes Ranch               Denver              CO        760
23     Presidents Park                Grand Forks         ND        174
24     Redwood Estates                Denver              CO        752
25     Shenandoah                     Boise               ID        147
26     Starlight Ranch                Orlando             FL        783
27     The Colony                     Palm Springs        CA        220
28     The Orchard                    San Francisco       CA        233
29     Trails End                     Brownsville         TX        290
30     Yorktowne                      Cincinnati          OH        354
31     Royal Estates                  Kalamazoo           MI        154
32     Gold Tree                      Tampa               FL        295
--------------------------------------------------------------------------------
       Subtotal                                                  12,656
--------------------------------------------------------------------------------

Part B - RAC Properties

1. Redwood Estates, CO

2. Pine Lakes Ranch, CO

Part C - ROCF Properties
                         07/19/96
---------------------------------------------------------------
     PROPERTY NAME             CLOSEST CITY       ST    # SITES
---------------------------------------------------------------
ROC - Encumbered Assets

1    Atlanta Meadows           Atlanta            GA        75
2    Breazeale                 Laramie            WY       118
3    Casa Linda                Las Vegas          NV       107
4    Casual Estates            Syracuse           NY       980
5    Conway Circle             Orlando            FL       111
6    Countryside Village       Great Falls        MT       222
7    Crestview                 Stillwater         OK       237
8    Eldorado                  Daytona Beach      FL       126
9    Flamingo Village          Richland           WA       201
10   Hickory Knoll             Indianapolis       IN       325
11   Jade Isle                 Orlando            FL       101
12   Knoll Terrace             Salem              OR       211
13   Lakewood                  Davenport          IA       172
14   Land O'Lakes              Orlando            FL       177
15   Maple Grove               Boise              ID       270
16   Mariwood                  Indianapolis       IN       296
17   Marysville Meadows        Seattle            WA       230
18   Meadowbrook               Ithaca             NY       254
19   Midway Estates            Vero Beach         FL       204
20   Mobet                     Moline             IL       191
21   Mobiland                  Melbourne          FL       214
22   Mosby's Point             Cincinnati         OH       150
23   Oak Grove                 Albany             GA       173
24   Paradise Village          Albany             GA       226
25   Pendleton                 Indianapolis       IN       102
26   Pinellas Cascades         Clearwater         FL       238
27   Riverview                 Portland           WA       133
28   Rolling Hills             Louisville         NY       159
29   Science City              Midland            MI       170
30   Shadybrook                Syracuse           NY        89
31   Skyway                    Indianapolis       IN       156
32   Southwind Village         Naples             FL       338
33   Stonegate                 Shreveport         LA       157
34   Terrace Heights           Dubuque            IA       315
35   Town & Country, FL        Orlando            FL        72
36   Twin Pines                Goshen             IN       200
37   Vance                     Columbus           OH        34
38   Whispering Pines          Clearwater         FL       397
39   Willo Arms                Cleveland          OH       262
--------------------------------------------------------------
     Subtotal                                            8,273
--------------------------------------------------------------
  71   OVERALL TOTAL                                    20,829
--------------------------------------------------------------

                                   Schedule 2

                              Management Properties


   PARTNERSHIP          PROPERTY               CITY              ST        SITES
--------------------------------------------------------------------------------

MANUFACTURED HOME COMMUNITIES:

1. ROLLINGWOOD LTD.     PINE RIDGE             Alpharetta        GA         195

2. ROC1                 GOLDEN CITRUS MANOR    McAllen           TX         122
3.                      GOLDEN VALLEY          Douglasville      GA         131
4.                      MOBILE VILLAGE         McAllen           TX         100

5. ROC GP CORP.         SIESTA ESTATES         Amarillo          TX         197

6. SOUTH OAKS LTD.      SOUTH OAKS             Palmetto          GA         303

7. STONEGATE PARTNERS   STONEGATE, TX          Fort Worth        TX         294

8. GLEN-MAR LTD.        MARNELLE               Fayetteville      GA         207
                                                                          -----
                                                              TOTAL       1,549
                                                                          -----

PARTNERSHIP      PROPERTY                CITY                ST            SITES
--------------------------------------------------------------------------------

 1 WPP 3         PONDAROSA               Indianapolis        IN            147
 2               LITTLE EAGLE            Indianapolis        IN             96
 3               THE PINES               Gadson              SC            201
 4               SHADY HILLS             Nashville           TN            250
 5               TRAILMONT               Nashville           TN            131

 6 WPP 4         SUNSET VISTA            Magna               UT            206
 7               SUNRISE VILLAGE         Cocoa               FL            427

 8 WPP 5         LAKESIDE                Lithia Springs      GA            104
 9               PLANTATION ESTATES      Lithia Springs      GA            137

10 WPP 6         CIRCLE K                Las Vegas           NV             59
11               CHISHOLM CREEK          Wichita             KS            250

12 WPP 7         NORTH GLEN VILLAGE      Westfield           IN            231
13               KINGS & QUEENS          Lakeland            FL            107
14               THE HILLS               Richland            WA            221
15               LUCERNE                 Winterhaven         FL            140
16               VILLAGE GLEN            Melbourne           FL            143

17 WREIT 8       WESTSTAR                Tuscon              AZ             59
18               EL FRONTIER             Tuscon              AZ            179
19               GRIFFWOOD               Fruitland Park      FL            117

20 WPP 3/4       BIG COUNTRY             Cheyenne            WY            258
21               HARMONY RANCH           Thonotosassa        FL            192

22 WPP 4/5/6     WINTER HAVEN            Winter Haven        FL            237
23               RANCHO MARGATE          Coconut Creek       FL            245

24 WPP 5/6       TOWN & COUNTRY EST.     Tuscon              AZ            320

25 WPP 6/7       CAREFREE                Tampa               FL            406
26               A GARDEN WALK           Palm Beach Garden   FL            464

27 WPP 7/8       LONG LAKE               West Palm Beach     FL            150

28 Bird Creek    BIRD CREEK              Temple              TX            140
                                                                         -----
                                                          TOTAL          5,727
                                                                         -----